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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 August 7, 2002
                                 Date of Report
                        (Date of earliest event reported)

                          SORRENTO NETWORKS CORPORATION
               (Exact name of Registrant as specified in charter)

                                   NEW JERSEY
                 (State or other jurisdiction of incorporation)

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
     0-15810                                         22-2367234
(Commission File No.)                      (IRS Employer Identification Number)

                               9990 Mesa Rim Road
                           San Diego, California 92121
                     (Address of Principal Executive Office)

                                 (858) 558-3960
              (Registrant's telephone number, including area code)






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ITEM 5.  OTHER EVENTS

         On August 7, 2002, Sorrento Networks Corporation received notification from the Nasdaq Stock Market that it is not in compliance with the National Market's listing maintenance standard regarding minimum bid prices. In accordance with that rule, Sorrento has 90 days to regain compliance with its stock trading above $1 for 10 consecutive trading days.

         Sorrento's Board of Directors is evaluating various options to address this issue.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SORRENTO NETWORKS CORPORATION


DATE: August 9, 2002                    By:  /s/ Joe R. Armstrong
                                             -----------------------
                                                 Joe R. Armstrong
                                                 Chief Financial Officer



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